UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2025

SAFE AND GREEN DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Biscayne Blvd, #1201

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Safe and Green Development Corporation (the “Company”) is filing this Amendment No. 2 on Form 8-K/A to amend its Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 4, 2025, (the “Original Form 8-K”), as amended by its Amendment No. 1 on Form 8-K/A filed with the Securities and Exchange Commission on August 12, 2025 (the “Form 8-K/A1”), solely to include Exhibit 23.1. Other than the updated exhibit index and Exhibit 23.1, this filing does not update, amend, or modify any information, statement or disclosure contained in or filed with the Original Form 8-K or Form 8-K/A1.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

(i)	The audited balance sheets of Resource Group US Holdings LLC as of December 31, 2024 and 2023, and the related statements of operations, changes in member’s deficit, and cash flows for the years then ended, are included as Exhibit 99.3 to this Report and are incorporated by reference herein. +++

(b)	Pro Forma Financial Information

(i)	The unaudited pro forma combined balance sheet of Safe and Green Development Corporation as of March 31, 2025, December 31, 2024 and December 2023, and the unaudited pro forma combined statements of operations for the three months ended March 31, 2025 and 2024 and the years ended December 31, 2024 and 2023, giving effect to the Acquisition as if it had occurred on January 1, 2023, are included as Exhibit 99.4 to this Report and are incorporated by reference herein. +++

(c) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
3.1+	Amendment No. 1 to the Amended and Restated Bylaws
4.1+	Certificate of Designations of Series A Convertible Preferred Stock
10.1+	Amendment to Membership Interest Purchase Agreement
10.2+	Form of Promissory Note
10.3+	Note issued to James Burnham
99.1++	Press Release dated June 3, 2025
23.1*	Consent of M&K CPA’s, PLLC independent registered public accounting firm
99.2+	Pro Forma Balance Sheet
99.3+++	Audited Financial Statements of Resource Group US Holdings LLC for the years ended December 31, 2024 and 2023
99.4 +++	Unaudited Pro Forma Combined Financial Information of Safe and Green Development Corporation
99.5+++	Unaudited Financial Statements of Resource Group US Holdings LLC for the three months ended March 31, 2025 and March 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith
+	Previously filed with the Original Form 8-K
++	Previously furnished with the Original Form 8-K
+++	Previously filed with Form 8-K/A1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE AND GREEN DEVELOPMENT CORPORATION

Dated: August 19, 2025	By:	/s/ Nicolai Brune
		Name:	Nicolai Brune
		Title:	Chief Financial Officer

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